Prospectus Supplement

July 1, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 1, 2021 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2021

Real Assets Portfolio (the "Fund")

As previously announced in a supplement to the Prospectus filed on June 22, 2021, Sergei Parmenov will serve as a portfolio manager of the Fund effective August 31, 2021. Mr. Parmenov's title is Managing Director of Morgan Stanley Investment Management (Australia) Pty Limited.

Accordingly, effective August 31, 2021, the table in the section of the Prospectus entitled "Fund Summary—Real Assets Portfolio—Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Name	Title with Adviser or Affiliate	Date Began Managing Fund
Mark A. Bavoso	Managing Director	Since inception
Cyril Moullé-Berteaux	Managing Director	August 2021
Sergei Parmenov	Managing Director of MSIM Australia	August 2021

Effective August 31, 2021, the section of the Prospectus entitled "Fund Management—Portfolio Management—Real Assets Portfolio" is hereby deleted and replaced with the following:

Real Assets Portfolio

The Fund is managed by members of the Global Multi-Asset team. The team consists of portfolio managers and analysts.

Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Mark A. Bavoso, Cyril Moullé-Berteaux and Sergei Parmenov. Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986. Mr. Moullé-Berteaux has been associated with the Adviser in an investment management capacity since August 2011. Mr. Parmenov has been associated with Morgan Stanley Investment Management (Australia) Pty Limited ("MSIM Australia") in an investment management capacity since 2021. Prior to joining MSIM Australia, Mr. Parmenov was associated with the Adviser in an investment management capacity from 2011 through 2021. Team members collaborate to manage the assets of the Fund.

Please retain this supplement for future reference.

  IFIRAAUSTPROSPT 7/21

Statement of Additional Information Supplement

July 1, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 1, 2021 to the Morgan Stanley Institutional Fund, Inc. Statement of Additional Information dated April 30, 2021

Real Assets Portfolio (the "Fund")

As previously announced in a supplement to the Prospectus filed on June 22, 2021, Sergei Parmenov will serve as a portfolio manager of the Fund effective August 31, 2021. Mr. Parmenov's title is Managing Director of Morgan Stanley Investment Management (Australia) Pty Limited.

Accordingly, effective August 31, 2021, the following is hereby added after the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser":

Participating Affiliate

In rendering investment advisory services to the Fund, the Adviser uses the portfolio management, research and other resources of Morgan Stanley Investment Management (Australia) Pty Limited ("MSIM Australia"), a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). One or more MSIM Australia employees may provide services to the Fund through a "participating affiliate" arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MSIM Australia is considered a Participating Affiliate of MSIM, and MSIM Australia and its employees are considered "associated persons" of MSIM (as that term is defined in the Advisers Act) and investment professionals from MSIM Australia may render portfolio management, research and other services to the Fund, subject to the supervision of MSIM.

Please retain this supplement for future reference.